UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2023

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

WiSA Technologies, Inc. (the “Company”) is contemplating hosting its annual meeting of stockholders (the “Annual Meeting”) for 2023 on or about December 15, 2023. The Company is contemplating setting the close of business on November 15, 2023 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The Company will provide additional details regarding the location and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at its corporate office at 15268 NW Greenbriar Pkwy, Beaverton, Oregon, 97006 on or before the close of business on November 13, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, stockholders of the Company who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal is received by the Company’s Secretary at the address specified above no later than the close of business on November 13, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-4(c)(1) of the Exchange Act.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by November 13, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2023	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer